FOIA CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.4
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE 1 of PAGES 3

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00034		09/12/2016	NS38G15065AS10
6. ISSUED BY	CODE	[**REDACTED**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**REDACTED**]
[**REDACTED**]			[**REDACTED**]

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7	FACILITY CODE		10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                      ☐is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.     FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT

THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) [**REDACTED**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A This Change OrDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

 14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings,  including solicitation/contract subject matter where feasible.)

Tax ID Number:                     31-1420852

DUNS Number:                789638418

The purpose of this modification is to reallocate [**REDACTED**]in funding from CLIN 0506,

System Engineering Services Support (Option 5 Contract Year 6) to CLIN 0606, System Engineering Services Support (Option 6 Contract Year 7).

The total funding obligated and the total value of the Contract remain unchanged.

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change page 22 is attached hereto):

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B UNITED STATES OF AMERICA	16C. DATE SIGNED [**REDACTED**]
[**REDACTED**]		[**REDACTED**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01 -152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00034	PAGE	OF
		2	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

a.  Under CLIN Series 0500, Contract Year 6:

(1)       Under CLIN 0506, the Obligated Amount column is decreased by

[**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**].

The Maximum Total Price column is unchanged.

(2)   Under Subtotal Contract Year 6 the Obligated Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The

Unfunded Amount column is increased by [**REDACTED**] from [**REDACTED**] to

[**REDACTED**].

The Maximum Total Price column is unchanged.

b.  Under CLIN Series 0600, Contract Year 7:

(1)   Under CLIN 0606, the Obligated Amount column is increased by

[**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum

Total Price column is unchanged.

(2)   Under Subtotal Contract Year 7, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The

Unfunded Amount column is decreased by

[**REDACTED**] from [**REDACTED**] to

[**REDACTED**].

2. Under Section G, Contract Administration Data, Paragraph G.6, Accounting

and Appropriation Data, the table is revised to reflect the [**REDACTED**]

reallocated from CLIN 0506 informational Sub-CLIN 050601 to new CLIN 0606 informational Sub-CLIN 060602 (change page 34a is attached hereto).

Discount Terms:

Net 30

Payment:

[**REDACTED**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2017

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR 148 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00030	PAGE	OF
		3	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Change Item 050601 to read as fo1lows(amount shown is the obligated amount):
050601

System Engineering Services Support. Funding for RDT&E task(s) as directed Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,CHARTS, & GLOBES

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 0606 to read as follows(amount shown is the obligated amount) :

[**REDACTED**]
0606

Commercial Satellite Imagery - System Engineering Services Support.

Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/31/2017

Add Item 060602 as follows:

[**REDACTED**]
060602

System Engineering Services Support. Funding for RDT&E task(s) as directed

Award Type: Time-and-materials

CLIN VALUE: [**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/,01/2016 to 08/31/2017

[**REDACTED**]

1
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR 148 CFR\ 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00033

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0402	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0403	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0404	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0405	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0406	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0408	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 5	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0500
0501	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0502	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0503	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0504	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0505	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0506	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0508	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0509	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 6	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0600
0601	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0602	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0603	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0604	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0605	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0606	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0608	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0609	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 7	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0700
0701	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0702	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0703	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0704	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0705	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0706	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 8	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0800
0801	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0802	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0803	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0804	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0805	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Contract Page 22 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00034

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]		[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]

Contract Page 34a of 64
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1